COMPUDYNE CORPORATION






                                        120 Union Street
                                        Willimantic, CT 06226
                                        (860) 456-4187


                                             April 17, 1998


Dear CompuDyne Shareholders:

The following pages contain the formal notice of the 1998 Annual Meeting and the Proxy Statement. Please be sure to complete, date, sign and return the enclosed proxy card promptly to ensure that your shares will be voted.

Enclosed is CompuDyne's Annual Report for the year ended December 31, 1997. This report describes in detail the Corporation's operations and results for the past year.

You are invited to attend CompuDyne's Annual Meeting to be held on Wednesday, May 20, 1998 at 11:00 a.m. at CompuDyne Corporation, 120 Union Street, Willimantic, CT 06226.

                                        Sincerely,



                                        /s/ Martin A. Roenigk
                                        ---------------------
                                            Martin A. Roenigk
                                            Chairman

-------------------------------------------------------------------------

                             COMPUDYNE CORPORATION

                   Notice of 1998 Annual Meeting of Shareholders
                       to be held on Wednesday, May 20, 1998




The 1998 Annual Meeting of Shareholders of CompuDyne Corporation (the "Corporation") will be held on Wednesday, May 20, 1998, at 11:00 a.m. (E.D.T.) at CompuDyne Corporation, 120 Union Street, Willimantic, CT 06226, for the following purposes:

1.To elect two directors to serve until the 2001 Annual Meeting of Shareholders;
2.To vote to amend the CompuDyne Corporation 1996 Stock Option Plan for Non-Employee Directors; and
3.To ratify the appointment by the Board of Directors of the firm of Deloitte & Touche LLP as independent auditors of the Corporation for the fiscal year ending December 31, 1998; and 4.To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on March 23, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. The stock transfer books will not be closed.

The accompanying proxy is solicited by the Board of Directors of CompuDyne Corporation. Reference is made to the following proxy statement for further information relating to the business to be transacted at the meeting. The Board of Directors urges you to execute and return promptly the enclosed proxy. You are, of course, cordially invited to attend the meeting and to personally vote your shares.

By Order of the Board of Directors


                                        /s/ Diane W. Burns
                                        ------------------
                                            Diane W. Burns
April 17, 1998                              Secretary




------------------------------------------------------------------------
                                  IMPORTANT

To assure your representation at the meeting, please date and execute the enclosed Proxy in accord with the instructions contained therein and return immediately. A return envelope, which requires no postage if mailed in the United States, is enclosed for that purpose.

------------------------------------------------------------------------


                              COMPUDYNE CORPORATION
                                 120 Union Street
                              Willimantic, CT 06226

                                     ---------

                                  PROXY STATEMENT

                                     ---------

                         1998 ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished to shareholders by the Board of Directors of CompuDyne Corporation, a Nevada corporation ("CompuDyne" or the "Corporation"), in connection with the solicitation of proxies for use at the 1998 Annual Meeting of Shareholders of the Corporation to be held on Wednesday, May 20, 1998 at 11:00 a.m. (E.D.T.) at CompuDyne Corporation, 120 Union Street, Willimantic, CT 06226. The approximate date on which this Proxy Statement and the enclosed form of proxy are first to be sent to shareholders is April 17, 1998.

                           SOLICITATION OF PROXIES
                           -----------------------

The expenses of the solicitation of the proxies for the meeting, including the cost of preparing, assembling and mailing the notice and Proxy Statement, proxy and return envelopes, the handling and tabulation of proxies received, and charges of brokerage houses and other institutions, nominees or fiduciaries in forwarding such documents to beneficial owners, will be paid by the Corporation. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by directors, officers or regular employees of the Corporation.

The enclosed proxy is revocable at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Corporation a revoking instrument or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy attends the meeting in person and so requests.


                   OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS
                   -----------------------------------------------

The Board of Directors has fixed March 23, 1998 as the record date (the "Record Date") for determining shareholders entitled to notice of and to vote at the meeting. On the Record Date, there were 4,045,906 shares of Common Stock, par value $.75 per share ("Common Stock"), of the Corporation outstanding and eligible to vote on all corporate issues.

A majority of the issued and outstanding shares entitled to vote will constitute a quorum for the purpose of conducting the meeting.
Abstentions and broker nonvotes are counted as present in determining whether the quorum requirement is satisfied.

The holders of Common Stock of record at the close of business on March 23, 1998 will be entitled to vote on all matters presented at the meeting. Common Stock shareholders will be entitled to one vote for each share of Common Stock held. There will be no cumulative voting for the election of directors. A plurality of the votes cast by all shareholders entitled to vote thereon is required to elect directors (Proposal No. 1). The affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon is required to amend the CompuDyne Corporation 1996 Stock Option Plan for Non-Employee Directors (the "Plan"); to ratify the appointment by the Board of Directors of the independent auditors (Proposal No. 3) and to act upon any other matter as may properly come before the meeting or any adjournment thereof. Abstentions and broker nonvotes will not be included in the vote total in the election of directors and will have no effect on the outcome of the vote. An abstention from voting will have the practical effect of voting against any of the other matters since it is one less vote for approval.






                        ELECTION OF DIRECTORS (Proposal No. 1)
                        --------------------------------------

Pursuant to the By-laws of the Corporation, the Board of Directors, by resolution, fixed the number of directorships at six. The directors are divided into three classes, each class serving for a term of three years. To the extent practical, one-third of the members of the Board of Directors are elected by the shareholders annually. Mr. Martin A. Roenigk was nominated by the Board of Directors in August 1995 for a term of three years expiring at the 1998 Annual Meeting. Mr. Alan Markowitz was elected in August 1995 for a term of three years expiring at the 1998 Annual Meeting.

The Board recommends that shareholders elect nominees Martin A. Roenigk and Alan Markowitz to serve as directors of the Corporation for a term of three years until the 2001 Annual Meeting of Shareholders and until their successor is elected and qualified.

Unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of Martin A. Roenigk and Alan Markowitz, who management believes is willing and available to serve the Corporation in such capacities. There is no family relationship between Mr. Roenigk, Mr. Markowitz and any director or executive officer of the Corporation.

Information with respect to each person nominated for election as a director and each other person who will continue as a director after the meeting follows.

Age, Principal Occupation or Position,                      Year First
Directorships of Other Publicly Owned Corporations       Elected Director
--------------------------------------------------       ---------------

NOMINEES FOR TERM OF OFFICE TO EXPIRE IN 2001:

Martin A. Roenigk, 55 (1)                                     1995
---------------------
Mr. Roenigk was elected Chairman of the Board of Directors, President and Chief Executive Officer of CompuDyne in August 1995. He has also served as a Director of Corcap, Inc. (a holding company) ("Corcap") since August 1995. Since January 1994, he has served as President of MicroAssembly Systems, Inc., a manufacturer of proprietary automated fastening systems, now a wholly-owned subsidiary of CompuDyne. He served as a Vice President of Travelers Corporation (financial services) until December 1993.


Alan Markowitz, 47  (1)(3)                                    1995
------------------
Mr. Markowitz is President of Paragon Financial Services (financial services) since 1990. From 1978 to 1990 he was Chairman and CEO of the Travelers Mortgage Services (financial services).


DIRECTORS WHOSE TERM OF OFFICE EXPIRES IN  2000:

Miles P. Jennings, Jr., 53 (2)                               1997
---------------------------
Mr. Jennings is a Vice President-Investments of Advest, Inc., a brokerage firm, and has served in such capacity since May 1996. Prior to that time he was Vice President-Investments of Prudential Securities, Inc. (investment brokerage) from September 1992 until May 1996. From April 1989 to September 1992 he was Vice President-Investments of Kidder, Peabody & Co., Inc. (investment brokerage) .


Millard H. Pryor, Jr., 64 (1)(2)(3)                          1985
-------------------------
Mr. Pryor is a Managing Director of Pryor & Clark Company, an investment holding company, and has served in such capacity since June 1993. From October 1985 until his resignation in June 1993, he served as Vice
Chairman of the Board of Directors of CompuDyne.   He also served as
Treasurer of CompuDyne from June 1991 until his resignation in June 1992. From June 1988 until his resignation in June 1993, he served as Chairman and, until his resignation in June 1992, Chief Executive Officer of Corcap. He presently serves as a Corcap director. He also serves as a director of The Hartford Funds (financial services), Pacific Scientific Company (manufacturing) and Infodata Systems Inc. (computer software).


DIRECTORS WHOSE TERM OF OFFICE EXPIRES IN 1999:

David W. Clark, Jr., 60 (2)(3)                                1985
------------------------
Mr. Clark is a Managing Director of Pryor & Clark Company, an investment holding company, and has served in such capacity since June 1993. From October 1985 until his resignation in June 1993, he served as Chairman of the Board of Directors of CompuDyne. From May 1989 until his resignation in June 1992, Mr. Clark served as President and Chief Executive Officer of CompuDyne. Until June 1992, he was the President, Chief Operating Officer and Treasurer of Corcap. He presently serves as a Corcap director. He also serves as a director of Acme United Corporation (manufacturing), Checkpoint Systems, Inc. (manufacturing) and SS&C Technologies Corp. (software development).

Philip M. Blackmon, 50                                        1995
-----------------------
Mr. Blackmon was appointed Executive Vice President and Director of CompuDyne in January 1995. Mr. Blackmon has been employed by Quanta Systems Corporation ("Quanta"), a subsidiary of CompuDyne, for over five years, having served as its President since 1992 and its Vice President since 1987.

-------------------------------
(1)Member of the Executive Committee of the Board of Directors.
(2)Member of the Audit Committee of the Board of Directors.
(3)Member of the Compensation and Stock Option Committee of the Board of Directors.

Since August 1995, Messrs. Pryor, Roenigk and Markowitz have served as the Executive Committee of the Board of Directors which Committee, with certain exceptions, has the powers exercisable by the Board of Directors when it is not in session. Messrs. Pryor, Clark and Jennings have served as the Audit Committee of the Board of Directors which Committee has the responsibility to review the overall control systems of the Corporation, to advise the Board of Directors with respect to the engagement of independent auditors who are to audit the books and records of the Corporation and to approve the scope of any audit to be conducted.
Messrs. Pryor, Clark and Markowitz have served as the Compensation and Stock Option Committee of the Board of Directors which Committee has the authority to determine the compensation of officers of the Corporation and to grant restricted stock awards, stock options and stock bonus awards to the employees of the Corporation. The Board of Directors does not have a standing nominating committee.

During 1997, the Board of Directors held two regular meetings, one telephonic meeting and acted by the unanimous written consent of its members on three occasions. No meetings were held by the Executive Committee, but such Committee acted by the unanimous written consent of its members on three occasions, and the Audit Committee held one meeting. No meetings were held by the Compensation and Stock Option Committee, but such Committee acted by the unanimous written consent of its members on one occasion. All directors of the Corporation attended at least 75% of the meetings of the Board of Directors, excluding Mr. Markowitz..

On February 2, 1996, the Board of Directors adopted the 1996 Stock Option Plan for Non-Employee Directors ("Director Plan") (see "Option Grants in the Last Fiscal Year"), subject to shareholder approval which was granted at the 1996 Annual Meeting of Shareholders. The purpose of the Director Plan is to promote the interests of CompuDyne and its shareholders by encouraging Non-Employee Directors of the Corporation to have a direct and personal stake in the performance of the Corporation's Common Stock.
Under the current Director Plan, each Non-Employee Director of the Corporation is granted an option to purchase 350 shares of CompuDyne Common Stock for each Board of Directors meeting attended. The Board of Directors has approved an amendment to the Director Plan to increase the number of options granted to each Non-Employee Director as more fully described under "Proposal to Amend Director Stock Option Plan." The grant of options is in lieu of any other cash paid to the directors. The directors will continue to be reimbursed for reasonable expenses incurred for attending the meeting.



EXECUTIVE OFFICERS
------------------
The following table sets forth information with respect to each executive officer of the Corporation who were serving during 1997. Mr. Roenigk was elected Chairman of the Board of Directors, Chief Executive Officer and President of CompuDyne in August 1995. Mr. Blackmon was appointed Executive Vice President of the Corporation in January 1995. Mr. Robison was appointed President of Quanta SecurSystems, Inc., ("SecurSystems"), a wholly owned subsidiary of CompuDyne, in July 1996. Mr. Rock was appointed Chief Financial Officer of CompuDyne and Chief Financial
Officer and Secretary of SecurSystems in July 1996.


  Name and Age                 Office              Business Experience
----------------------   ---------------------     -------------------

Martin A. Roenigk, 55    Chairman, President,         See Previous Table
                         Chief Executive Officer
                         of:
                           CompuDyne Corporation
                         Chairman of:
                           Quanta Systems, Inc.
                           Quanta SecurSystems, Inc.
                         President of:
                         MicroAssembly Systems, Inc.

Philip M. Blackmon,50    Executive Vice President of:  See previous table
                           CompuDyne Corporation
                         President of:
                           Quanta Systems, Inc.

J. Kevin Robison, 48     President of:                        (1)
                           Quanta SecurSystems

William C. Rock, 49      Chief Financial Officer of:         (2)
                           CompuDyne Corporation
                           Quanta SecurSystems, Inc.
                           Secretary of:
                           Quanta  SecurSystems, Inc.

(1) Prior to being appointed President of SecurSystems, Mr. Robison served as President of Shorrock Electronic Systems, Inc. (now
SecurSystems) since May 1990.
(2)Prior to being appointed Chief Financial Officer of CompuDyne, Mr. Rock served as Chief Financial Officer and Secretary of Shorrock Electronic Systems, Inc. (now SecurSystems), since April 1992.


EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT
-------------------------------------------------------------

The following table sets forth the total annual compensation of the Corporation's Chairman, President and Chief Executive Officer and its executive officers whose salary and bonuses exceeded $100,000 in 1997 ("named executive officers"):

                       SUMMARY COMPENSATION TABLE
                       --------------------------

                                                Long-Term Compensation
                                Annual          ----------------------------
                              Compensation        Awards        Payouts
                           ---------------  ------------------  ---------

                                             Restricted  Securities   All Other
                                                Stock   Underlying    Compen-
  Name and                     Salary   Bonus  Awards    Options/      sation
Principal Position     Year   ($)    ($)(1)  ($)(2)    SARs(#)(3)    ($) (4)
---------------        ----  -------  ------  -------  ---------    ----------
Martin A. Roenigk (5)  1997  120,000   40,000       0        0         3,944
Chairman, President    1996   79,698   25,000       0        0         1,933
 & CEO                  1995   19,054         0       0  200,000             0

Philip M. Blackmon (6) 1997  109,990   30,000       0        0         2,945
Executive Vice Presi-  1996   99,973   25,000       0        0         3,030
 dent; President -     1995   98,880    8,345  16,656        0         2,662
 Quanta

J. Kevin Robison (7)   1997  125,000        0       0        0         2,957
President - Secur-     1996  116,273        0       0   40,000         2,907
 Systems







(1) Bonuses of $40,000 and $30,000 were awarded in March 1997 for services rendered in 1996 to Messrs. Roenigk and Blackmon, respectively, by the Compensation and Stock Option Committee of the Board of Directors of CompuDyne. Such Committee also awarded bonuses of $25,000 and $25,000 to Messrs. Roenigk and Blackmon, respectively, in March 1996 for services rendered in 1995. Mr. Blackmon's 1995 bonus, for services rendered in 1994, was in the form of part cash, $8,345, and part Restricted Stock Award, 10,250 shares of CompuDyne Common Stock (see Note 2 below). As of March 31, 1997, 100% of the 1996, 1995 and 1994 bonuses had been paid.

(2) On November 12, 1992, the CompuDyne Board of Directors authorized the sale of 100,000 shares of CompuDyne Common Stock to Philip M. Blackmon at a price of $.40 per share, the fair market value at such time. Under a Stock Purchase Agreement, dated August 1, 1993, entered into pursuant to such authorization, Mr. Blackmon purchased 25% of such shares on each of August 1, 1993, 1994, 1995 and 1996 at $.40 per share by giving CompuDyne five-year non-recourse promissory notes in the amount of $10,000, collateralized by the stock and bearing interest at 2% per annum over the rate designated by the First National Bank of Maryland as its prime commercial rate. The fair market value of the 25,000 shares issued to Mr. Blackmon on each of August 1, 1993, 1994, 1995 and 1996 was $28,125, $46,875, $46,875 and $31,250, respectively, based on the median of the high and low bids of CompuDyne Common Stock as reported on the OTC Bulletin Board on each respective date. At December 31, 1997, the value of the 100,000 shares sold to Mr. Blackmon was $237,500 based upon the median of the high and low bids of CompuDyne Common Stock as reported on the OTC Bulletin Board.

On December 14, 1995, Mr. Blackmon was awarded a Restricted Stock Award in accordance with the terms and conditions as set forth in a Restricted Stock Award Agreement under the CompuDyne Corporation 1986 Incentive Compensation Plan Benefit Plan under which Mr. Blackmon received 10,250 shares of CompuDyne Common Stock at a fair market value on the date of grant of $1.625 per share, or an aggregate fair market value of $16,656 on date of grant and aggregate fair market value of $24,344 at December 31, 1997 Mr. Blackmon, as the holder of shares issued under the Stock Purchase Agreement and Restricted Stock Award Agreement, is entitled to vote and to receive any dividends paid on the CompuDyne Common Stock. The Board of Directors, however, does not intend to declare any dividends in the foreseeable future.

(3) Mr. Roenigk was issued a Non-Qualified Stock Option to purchase up to 200,000 shares of the Corporation's Common Stock for $1.50 per share in accordance with the terms and conditions set forth in a Non-Qualified Stock Option Agreement dated August 21, 1995. Such options are immediately exercisable and shall expire on August 21, 2005. In July 1996, Mr. Robison was awarded a non-qualified option to purchase up to 40,000 shares of the Corporation's Common Stock for $1.625 per share in accordance with the terms and conditions of the Corporation's 1996 Stock Incentive Compensation Plan for Employees. Such options will be fully exercisable in 2000 and shall expire on July 10, 2006.

(4) Includes matching contributions made by CompuDyne in CompuDyne's 401(k) retirement savings plan. CompuDyne matches dollar for dollar contributions up to 2.5% of each employee's annual compensation. In 1997, 1996 and 1995, contributions of $3,944, $1,933 and $0, respectively, were made for Mr. Roenigk and $2,945, $3,030 and $2,662 respectively, were made for Mr. Blackmon. Contributions of $2,957 and $2,907 were made in 1997 and 1996, respectively, for Mr. Robison.
(5)Mr. Roenigk was elected Chairman of the Board, President and Chief Executive Officer of CompuDyne on August 21, 1995.

(6) Mr. Blackmon was elected Executive Vice President of CompuDyne in January 1995.
(7) Mr. Robison was elected President of SecurSystems in July 1996. SecurSystems was acquired by CompuDyne in July 1996. Prior to the acquisition it was named Shorrock Electronic Systems ("Shorrock"). All compensation reported in the table for Mr. Robison reflect monies paid by Shorrock and CompuDyne for the 12-month period ended December 1996. CompuDyne's portion of the salary paid from July 1996 through December 1996 was $58,137 and the 401-(k) contribution was $1,453.


                          FISCAL YEAR-END OPTION VALUES
                          -----------------------------

                            Number of
                      Securities Underlying        Value of Unexercised
                       Unexercised Options         In-The-Money Options
                    At December 31, 1997 (#)     At December 31, 1997 ($)
     Name           Exercisable/Unexercisable   Exercisable/Unexercisable
-----------------   -------------------------   -------------------------
Martin A. Roenigk          200,000/0                  $175,000/$0(1)
J. Kevin Robison            8,000/32,000                $6,000/$24,000(2)


(1) The difference between the exercise price of the options ($1.50 per share) and the fair market value of CompuDyne Common Stock at December 31, 1997 ($2.375 per share) based upon the median of the high and low bids of CompuDyne Common Stock as reported on the OTC Bulletin Board.
(2)The difference between the exercise price of the options ($1.625 per share) and the fair market value of CompuDyne Common Stock at December 31, 1997 ($2.375 per share) based upon the median of the high and low bids of CompuDyne Common Stock as reported on the OTC Bulletin Board.

OWNERSHIP OF COMMON AND PREFERRED STOCK
---------------------------------------
As of March 23, 1998, there were 4,045,906 shares of CompuDyne Common Stock issued and outstanding. In addition, there are 78,636 Treasury Shares held by the Company which are not considered outstanding under Nevada law. In November 1997, all of the issued and outstanding shares of CompuDyne's Convertible Preference Stock, Series D ("Series D Preference Stock") were converted by the holders thereof on a share for share basis. Consequently, 1,260,460 shares of CompuDyne Common Stock were issued in November 1997. See Note 2 below and "Certain Relationships and Related Transactions."

The following table sets forth, as of March 23, 1998 the amount and nature of the beneficial ownership of CompuDyne Common Stock by each person who is known by CompuDyne to hold of record or beneficially more than 5% of any class of voting securities of CompuDyne and by each director, each executive officer and by all directors and executive officers as a group.




                               Amount and
                               Nature of          Title
                               Beneficial          of        Percentage of
 Name and Address (1)          Ownership          Class       Class Owned
---------------------------    ---------       ------------   -----------
Miles P. Jennings, Jr.          181,100        Common Stock       4.5%

Martin A. Roenigk             1,895,345 (2)    Common  Stock     44.6%

Alan Markowitz                  565,465 (2)(3) Common Stock      13.9%

Philip Blackmon                 110,250 (4)    Common Stock       2.7%

David W. Clark, Jr.              17,716 (3)    Common Stock        *

Millard H. Pryor, Jr.            17,717 (3)    Common Stock        *

J. Kevin Robison                  8,000        Common Stock        *

William C. Rock                   4,000        Common Stock        *

All Directors and Executive
 Officers as a group
 (8 persons)                  2,799,593        Common Stock      65.7%

* less than one percent

-----------------------------

(1) The address of each person listed in the table above is CompuDyne Corporation, 120 Union Street, Willimantic, Connecticut 06226.
(2)Includes all shares of Series D Preference Stock which were converted into shares of Common Stock in November, 1997 on a share for share basis. Mr. Roenigk held 945,345 shares of Series D Preference Stock and Mr. Markowitz held 315,115 shares of Series D Preference Stock. A $0.246 per share early conversion adjustment was paid to Mr. Roenigk and Mr. Markowitz amounting to $232,555 and $77,518, respectively. Also includes 300,000 and 100,000 shares of Common Stock converted by Mr. Roenigk and Mr. Markowitz, respectively, on July 12, 1996 pursuant to the Senior Convertible Promissory Notes, dated August 21, 1995, of CompuDyne (the "Convertible Notes"). Also includes 450,000 shares and 150,000 shares purchased by Mr. Roenigk and Mr. Markowitz, respectively, in connection with the Shorrock acquisition. Also assumes exercise of non-qualified stock options granted to Mr. Roenigk for 200,000 shares of CompuDyne Common Stock at an exercise price of $1.50 per share. Such options are immediately exercisable and expire on August 21, 2005. See "Certain Relationships and Related Transactions" for descriptions of the early conversion adjustment, the Convertible Notes, the Shorrock acquisition, and the 200,000 options.
(3) Includes options to purchase 350 shares each, or an aggregate of 3,150 shares, of CompuDyne Common Stock granted to Messrs. Markowitz, Clark, Pryor and Jennings on September 18, 1996, May 21, 1997 and November 17, 1997 under the 1996 Stock Option Plan for Non-Employee Directors at an exercise price of $1.625, $2.81 and $1.69 per share, respectively. Of the above shares to the directors, 50% become vested after the second year and the remaining 50% after the third year.
(4) See Note 2 to the Summary Compensation Table.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
----------------------------------------------

On August 21, 1995 CompuDyne entered into and consummated a Stock Purchase Agreement by and among it, Martin A. Roenigk and Alan Markowitz (Messrs. Roenigk and Markowitz are, collectively, the "Sellers") and MicroAssembly Systems, Inc. ("MicroAssembly"), pursuant to which CompuDyne issued to the Sellers 1,260,460 shares of its Series D Preference Stock in exchange for all of the Sellers' shares of capital stock in MicroAssembly, which shares represented all of MicroAssembly's issued and outstanding capital stock. The issuance by CompuDyne of the Series D Preference Stock, together with the issuance of certain Convertible Notes, as defined below, and certain options to purchase CompuDyne Common Stock, all as described below and in accordance with the terms of the Stock Purchase Agreement, are referred to as the "Transaction." As a result of the Transaction, MicroAssembly is a wholly owned subsidiary of CompuDyne. Of the 1,260,460 shares of Series D Preference Stock issued, 945,345 shares were issued to Mr. Roenigk and 315,115 shares were issued to Mr. Markowitz. The Series D Preference Stock was converted to Common Stock with full voting rights and on a share for share basis in November, 1997. Prior to conversion, the CompuDyne Board of Directors offered the holders of the Series D Preference Stock an early conversion adjustment of $0.246 per share as an incentive to convert the Series D Preference Stock to Common Stock. The Board believed that the conversion of the Series D Preference Stock would simplify and strengthen the Company's balance sheet, facilitate future acquisitions using non-cash consideration and avoid the payment of future dividends on such preference stock. An aggregate of $310,073 was paid to Messrs. Roenigk and Markowitz.

The Series D Preference Stock had equal voting rights as the holders of Common Stock. Each share of Series D Preference Stock carried an annual aggregate dividend equal to the lower of: (a) 60% of MicroAssembly's after-tax net income in the previous calendar year, on an unconsolidated basis with CompuDyne, divided by 1,260,460, or (b) 8% of the Redemption Value of $1.50 per share of the Series D Preference Stock, provided, however, that the dividend rate for the first dividend payment only was adjusted for the period of 1995 that MicroAssembly was not a wholly owned subsidiary of CompuDyne. Dividends could be paid on the Series D Preference Stock, at the Company's option, in cash, CompuDyne Common Stock, or a combination thereof, based upon the average closing price of CompuDyne's Common Stock for the prior 30 trading days. No dividends were earned on the Series D Preference Stock for the fiscal years ended December 31, 1995, 1996 and 1997. Beginning on August 21 in the year 2000, the Company could, at its option, redeem all or any part of the Series D Preference Stock for a price of $1.80 per share, that being 120% of the Redemption Value, plus accrued and unpaid dividends. The Series D Preference Stock provided that beginning on August 31, 2006, and on that date in each of the four succeeding years, the Company would redeem 252,092 shares of Series D Preference Stock for their $1.50 per share Redemption Value. On March 29, 1996, Messrs. Roenigk and Markowitz, as the holders of the Series D Preference Stock, waived their rights to mandatory redemption by the Company.

As part of the Transaction, in return for $400,000 paid by the Sellers to CompuDyne at the closing, CompuDyne issued to the Sellers Senior Convertible Promissory Notes (the "Convertible Notes") in the aggregate principal amount of $400,000, which Convertible Notes are convertible, prior to redemption by CompuDyne, into CompuDyne Common Stock at a conversion rate of $1.50 per share of Common Stock, or 266,667 shares of Common Stock if the entire principal amount of the Convertible Notes was converted. Of the $400,000 principal amount of Notes issued, $300,000 principal amount of the Convertible Notes was issued to Mr. Roenigk, and $100,000 principal amount of the Convertible Notes was issued to Mr. Markowitz. As described in a report filed by the Sellers with the Securities and Exchange Commission and with the Corporation pursuant to
Section 13(d) of the Securities Exchange Act of 1934, the source of the Sellers' $400,000 investment in the Corporation was personal funds. The Convertible Notes accrue interest at the rate of two percent above the variable annual rate published in THE WALL STREET JOURNAL as the "Prime Rate." Under the terms of the Convertible Notes, interest was due quarterly in arrears, commencing October 1, 1995, at prime plus 2% with principal due August 21, 2005. The Convertible Notes were senior obligations of CompuDyne. On October 1, 1995, January 1, 1996 and April 1, 1996, the Corporation accrued an aggregate of $4,777, $15,867 and $26,707, respectively, to the holders of the Convertible Notes.

On May 23, 1996, the CompuDyne Board of Directors approved an amendment to the Convertible Notes that reduced the conversion price to $1.00 per share based upon the price of CompuDyne Common Stock at the time, the restricted nature of the stock issued upon conversion, the market for CompuDyne Common Stock existing at the time, an evaluation of CompuDyne's balance sheet and the need to strengthen CompuDyne's balance sheet in view of the proposed acquisition of Shorrock Electronic Systems, Inc., ("Shorrock") (now SecurSystems).

In July 1996, prior to the acquisition of Shorrock, Messrs. Roenigk and Markowitz, as the holders of the Convertible Notes, converted the Notes into 400,000 shares of Common Stock. Interest payments of $29,436 and $9,822 were paid to Mr. Roenigk and Mr. Markowitz, respectively, on the day of conversion. Messrs. Roenigk and Markowitz also purchased 450,000 and 150,000 additional shares of Common Stock, respectively, for $1.00 per share, or an aggregate of $600,000. This financing and conversion, which was completed on July 12, 1996, added $1 million to the Corporation's equity, reduced interest charges, provided the cash required to make the Shorrock acquisition and provided working capital for SecurSystems operations.

As a further part of the August 21, 1995 MicroAssembly Transaction, Norman Silberdick, the Corporation's Chairman, President and Chief Executive Officer, resigned as such and as a director of the Corporation. The Corporation's Board of Directors elected Mr. Roenigk to fill Mr. Silberdick's seat on the Board of Directors, and to become its Chairman, President and Chief Executive Officer. In recognition of Mr. Roenigk's position as Chairman, President and CEO, the Corporation issued to him options (the "Roenigk Options") to purchase up to 200,000 shares of the Corporation's Common Stock for $1.50 per share. The Roenigk Options expire in ten (10) years.

Prior to the MicroAssembly Transaction, the Sellers held no voting shares of CompuDyne. At December 31, 1996, the Sellers held 2,260,460 shares of CompuDyne's voting stock (including the Series D Preference Stock), or approximately 55.0% of the voting power of issued and outstanding shares or 54.8% on a fully diluted basis.

The Sellers have, in their filing with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities and Exchange Act of 1934, disclaimed any arrangements or understandings among themselves or their associates with respect to the future election of the Corporation's directors or other matters in connection with the operation and management of the Corporation.

On November 12, 1992, the CompuDyne Board authorized the issuance of shares of CompuDyne Common Stock to Mr. Blackmon, President of Quanta and a director of the Corporation, and other key employees of CompuDyne and Quanta at $.40 per share, the fair market value at such time. See Note 3 to the Summary Compensation Table under "Executive Compensation and Other Transactions with Management."

On December 9, 1995, the Compensation and Stock Option Committee granted a Restricted Stock Award of 58,210 shares of CompuDyne Common Stock to Mr. Blackmon and other key employees of Quanta Systems as a partial bonus for services rendered in 1994. The value of the stock at the time of the award was $1.625 per share, for an aggregate value of $95,000. The second part of the bonus was distributed in cash, in an aggregate amount of $40,000. See Note 3 to the Summary Compensation Table under "Executive Compensation and Other Transactions With Management."

On July 11, 1996, the Compensation and Stock Option Committee granted options for 121,000 shares of CompuDyne Common Stock to J. Kevin Robison, William C. Rock and key employees of the newly acquired company, SecurSystems, and to a key employee of Data Control Systems, in accordance with the terms and conditions of the 1996 Stock Incentive Compensation Plan for Employees at a price of $1.625 per share in accordance with the Plan. Of the 121,000 shares granted, 40,000 shares and 20,000 shares were awarded to Messrs. Robison and Rock, respectively.


  COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
  --------------------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's directors and executive officers, and persons who own more than 10% of the Corporation's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation on Forms 3, 4 and 5. Officers, directors and 10% shareholders are required by SEC regulations to furnish the Corporation with copies of all Forms 3, 4, and 5 they file.

Based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1996, the Corporation believes all Section 16(a) filing requirements applicable to its officers, directors and 10% beneficial owners were complied with.


  PROPOSAL TO AMEND THE 1996 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                              (Proposal No. 2)
  -----------------------------------------------------------------------

The Board of Directors recommends that the shareholders approve an amendment to the CompuDyne Corporation 1996 Stock Option Plan for Non-Employee Directors (the "Director Plan"). The Director Plan was adopted by the Board of Directors on February 2, 1996 and approved by the shareholders of the Company at the 1996 Annual Meeting. The Company believes that the Director Plan facilitates the acquisition of Company Common Stock by non-employee directors and enhances the Company's ability to attract and retain qualified, experienced directors. The current Director Plan provides that, on the date of each meeting of the Board of Directors during the term of the Plan, each Non-Employee Director of the Company attending such meeting (in person or by telephone) will automatically be granted a stock option to purchase 350 shares of Common Stock upon the terms and conditions specified in the Plan, provided, however, that the maximum number of options that may be granted in any one calendar year to any one Non-Employee Director pursuant to the Plan shall be options for 2,100 shares of Common Stock.

The proposed amendment to the Director Plan provides that during the term of the Director Plan on each date that a Non-Employee Director is (x) first elected as a director of the Company by the shareholders of the Company or appointed as a director by the Board of Directors in accordance with the Bylaws of the Company and (y) subsequently reelected as a director by the shareholders of the Company, such Non-Employee Director shall automatically be granted a stock option to purchase 1,000 shares of Common Stock. Furthermore, the proposed amendment provides that on the date of each meeting of the Board of Directors, each Non-Employee Director of the Company attending such meeting (in person or by telephone) shall automatically be granted a stock option to purchase 500 shares of Common Stock.

The proposed amendment also provides that the maximum number of options that may be granted in any one calendar year to any one Non-Employee Director pursuant to the Director Plan will be options for 4,000 shares of Common Stock. Under the current Director Plan and the proposed amendment, no options will be granted for action taken by the Board of Directors by unanimous written consent and the maximum number of shares of Common Stock that may be issued pursuant to the Director Plan is 100,000 shares. In all other respects, the terms and conditions of the Director Plan would remain in full force and effect.

The Board has proposed the amendment because it believes that increased share ownership by directors more closely aligns shareholder and director interests by encouraging a greater focus on profitability of the Company and its Common Stock. The Company believes that the grant of options to Non-Employee Directors upon election, appointment or reelection to the Board further enhances the Company's ability to attract and retain qualified, experienced directors.

A copy of the Director Plan as proposed to be amended is included in this Proxy Statement as Appendix A.

VOTE REQUIRED FOR APPROVAL OF THE PROPOSED AMENDMENT
----------------------------------------------------

The Director Plan provides that the approval of a majority of the holders of the Common Stock is required to increase the total number of shares which may be granted annually under the Director Plan or to materially increase the benefits accruing to grantees through awards under the Director Plan. Holders of the Corporation's Common Stock are therefore entitled to vote on the proposal. The affirmative vote of at least a majority of the votes that all shareholders re entitled to cast at the meeting is required for approval of the proposed amendment.

The Board of Directors recommends a vote FOR Proposal No. 2.




                       NEW PLAN BENEFITS TABLE
                       -----------------------

The following table sets forth the number of options to be received by the named individuals and groups of executive officer, directors and employees that will accrue, assuming that all the grantees continue in their current directorships through the minimum vesting and award periods.


                          CompuDyne Corporation
                        1996 Stock Option Plan For
                          Non-Employee Directors
                        --------------------------

------------------------------------------------------------------------
                                Options for No. of Shares      Dollar
 Name and Position                  Of Common Stock (1)       Value (2)
------------------------------------------------------------------------
Martin A. Roenigk
Chairman, President
 & CEO                                        0                      0

Philip M. Blackmon
 Executive Vice-
 President; President-
 Quanta                                       0                      0

J. Kevin Robison
President - SecurSystems                     0                     0

Current Executive
 Officers as a Group                         0                     0

Current directors who
 are not executive
 officers as a group                     8,000               18,620

All employees, including
 all current officers who
 are not executive
 officers as a group                         0                      0


(1) Since the number of options granted is partially dependent upon the number of meetings held in any one year, the number of options listed is the number of options that non-employee directors would have received in 1997 if the Director Plan, amended as so proposed, had been in effect. The actual number of options that were granted in 1997 to non-employee directors under the Director Plan was 2,100.

(2) Based upon the fair market value of $2.81, $2.81, $2.00 and $1.69 of CompuDyne Common Stock on the grant dates, which would have been the date of the reelection of Messrs. Jennings and Pryor to the Board, and the meeting dates of the CompuDyne Board of Directors in 1997.



              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                               (Proposal No.3)
              ---------------------------------------------------


On November 17, 1997, the Board of Directors approved the appointment of Deloitte & Touche LLP as independent auditors for the Corporation for the year ending December 31, 1998 subject to ratification of such appointment by the shareholders. On January 2, 1996, Deloitte & Touche LLP replaced Coopers & Lybrand who had acted as the independent auditors of the Corporation since June, 1988.

Coopers & Lybrand was dismissed on recommendation of the Audit Committee and approved by the Board of Directors on February 2, 1996 because the estimate given by Deloitte & Touche LLP for their annual fees and expenses was considerably lower than that given by Coopers & Lybrand. Coopers & Lybrands' reports for the fiscal years ended December 31, 1993 and 1994 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Prior to such dismissal, there had been no disagreements between the Corporation and Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of Deloitte & Touche LLP, independent certified public accountants, to audit the books and accounts of the Corporation for year ending December 31, 1998. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR Proposal No.3.


                            OTHER MATTERS
                            -------------

The Board of Directors does not intend to bring any other matter before the meeting, and does not know of any other matter which anyone else proposes to present for action at the meeting. However, if any other matters properly come before such meeting, or any adjournment thereof, the persons named in the accompanying form of proxy or their duly constituted substitutes acting at the meeting will be deemed authorized to vote or otherwise act thereon in accordance with their judgment on such matters.


                 SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING
                 ---------------------------------------------

Shareholder proposals for the 1999 Annual Meeting of Shareholders must be received at the principal executive offices of the Corporation, 120 Union Street, Willimantic, CT 06226, no later than December 18, 1998 for inclusion in the 1998 Proxy Statement and form of proxy.

Shareholders are requested by the Board of Directors to execute and deliver the enclosed proxy.

                                APPENDIX A
                                ----------


                          COMPUDYNE CORPORATION
                          1996 STOCK OPTION PLAN
                        FOR NON-EMPLOYEE DIRECTORS



1. Purpose
----------
The purpose of the CompuDyne Corporation 1996 Stock Option Plan for Non-Employee Directors (the "Plan") is to promote the interests of CompuDyne Corporation (the "Company") and its shareholders by encouraging Non-Employee Directors of the Company to have a direct and personal stake in the performance of the Company's Common Stock.

2. Definitions
--------------
Unless the context clearly indicates otherwise, the following terms have the meanings set forth below. Whenever applicable, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

"Board of Directors" or "Board" means the Board of Directors of the Company.

"Business Day" shall mean any day except Saturday, Sunday or a legal holiday in the State of Connecticut.

"Code" means the Internal Revenue Code of 1986, as amended, now in effect or as amended from time to time and any successor provisions thereto.

"Committee" means the Compensation and Stock Option Committee of the Board of Directors of two or more members appointed by the Board of Directors and selected from those directors who are not employees of the Corporation, its parent or any Subsidiary, as defined in Section 424(e) and (f) of the Code. The Board may at any time and from time to time remove any member of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

"Common Stock" means the common stock, par value $0.75 per share, of the Company.

"Company" means CompuDyne Corporation.

"Disability", as applied to a Grantee, shall have the meaning set forth in
Section 22(e)(3) of the Code.

"Fair Market Value" of a share of Common Stock on any particular date shall be based upon the average closing sale price for the Common Stock for the prior thirty (30) trading days as quoted on a national securities exchange, or, if not so quoted, on the National Association of Securities Dealers Automated Quotation System, or, if not so quoted, on the OTC Bulletin Board, an interdealer quotation medium maintained by the National Association of Securities Dealers, Inc., or, if not so quoted, by the average closing sale price quoted by three dealers regularly making a market or maintaining bid and asked prices on the Common Stock (or such fewer number of dealers which may be making a market or maintaining bid and asked prices). If there was no closing sale price on a particular day, the mean between the bid and asked prices per share will be substituted for the closing sale price on that day.

"Grant Date", as used with respect to a particular Option, means the date on which such Option is granted pursuant to the Plan.

"Grantee" means the Non-Employee Director to whom an Option is granted pursuant to the Plan.

"Immediate family members" of a Grantee means the Grantee's children, grandchildren and spouse.

"Option" means an option granted pursuant to the Plan to purchase shares of Common Stock which shall be a non-qualified stock option not intended to qualify as incentive stock options under Section422 of the Code.

"Non-Employee Director" shall mean a member of the Board of Directors who is not an employee of the Company or any Subsidiary.

"Plan" means the CompuDyne Corporation 1996 Stock Option Plan for
Non-Employee Directors as set forth herein and as amended from time to time.

"Retirement", as applied to a Non-Employee Director, shall mean when a Grantee resigns as a member of the Board at any time after attaining sixty-five (65) years of age.

"Subsidiary" shall mean a "subsidiary corporation" of the Company as defined in Section425(f) of the Code.

"The 1934 Act" means the Securities Exchange Act of 1934, as amended, now in effect or as amended from time to time and any successor provisions thereto.

3. Administration
-----------------
(a) General. The Plan shall be administered by the Committee, which shall have full power and authority, subject to the provisions of the Plan, to supervise administration of the Plan and interpret the provisions of the Plan and any Options granted hereunder. Any decision by the Committee shall be final and binding on all parties. No member of the Committee shall be liable for any determination, decision or action made in good faith with respect to the Plan or any Options under the Plan. The Committee may delegate any of such responsibilities to one or more agents and may retain advisors to advise it. No Grantee shall participate in the decision of any question relating exclusively to an Option granted to that Grantee.

(b) Rules and Interpretation. The Committee shall be vested with full authority to make such rules and regulations as it deems necessary to administer the Plan and to interpret and administer the provisions of the Plan in a uniform manner. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding on all parties. The Committee's administrative functions shall be ministerial in nature in view of the Plan's explicit provisions, including those related to eligibility for, timing, price and amount of Option grants.

4. Eligibility
--------------
The persons eligible to receive Options under the Plan are the Non-Employee Directors of the Company.

5. Effective Date of the Plan and Term of Option Period
-------------------------------------------------------
The Plan shall become effective upon its adoption by the Board of Directors, provided, that no Option granted pursuant to the Plan shall be exercised or will vest prior to the approval of the Plan by the Company's shareholders within twelve (12) months of its adoption by the Board. The term during which awards may be granted under the Plan shall expire on the tenth anniversary of the adoption of the Plan by the Board of Directors. Subject to the provisions of Article12 hereof, the period during which an Option granted under the Plan may be exercised shall expire on the tenth anniversary of the Grant Date of the Option.

6. Shares Subject to the Plan
-----------------------------
The shares of Common Stock that may be delivered upon the exercise of Options under the Plan shall be shares of the Company's authorized Common Stock and may be unissued shares or reacquired shares, as the Board of Directors may from time to time determine. Subject to adjustment as provided in Article 14 hereof, the aggregate number of shares to be delivered under the Plan shall not exceed one-hundred thousand (100,000) shares. If any shares are subject to an Option which for any reason expires or terminates during the term of the Plan prior to the issuance of such shares, the shares subject to but not delivered under such Option shall be available for issuance under the Plan.

7. Options

#(a)Grant of Options. On the date of each meeting of the Board of Directors (or, if such date is not a Business Day, the first preceding Business Day) during the term of the Plan, each Non-Employee Director of the Company attending such meeting (in person or by telephone) shall automatically be granted a stock option to purchase three hundred fifty
(350) shares of Common Stock upon the terms and conditions specified in the Plan, provided, however, that the maximum number of options that may be granted in any one calendar year to any one Non-Employee Director pursuant to this Plan shall be options for two thousand one hundred (2,100) shares of Common Stock. No options shall be granted for action taken by the Board of Directors by unanimous written consent. Notwithstanding the foregoing, no Non-Employee Director shall be entitled to receive any Options if the granting of such options would exceed the maximum number of shares that may be delivered under the Plan pursuant to
Article 6 hereof.#

     (a)  Grant of Options.    During the term of the Plan:
      ----------------------------------------------------
          (i) on each date that a Non-Employee Director is (x) first
-------------------------------------------------------------------------
elected as a director of the Company by the shareholders of the Company
-------------------------------------------------------------------------
or appointed as a director by the Board of Directors in accordance with
------------------------------------------------------------------------
the Bylaws of the Company and (y) subsequently reelected as a director by
-------------------------------------------------------------------------
the shareholders of the Company, such Non-Employee Director shall
------------------------------------------------------------------------
automatically be granted a stock option to purchase one thousand (1,000)
------------------------------------------------------------------------
shares of Common Stock of the Company upon the terms and conditions
-------------------------------------------------------------------------
specified in the Plan; and
--------------------------

         (ii) on the date of each meeting of the Board of Directors (or, if
-------------------------------------------------------------------------
such date is not a Business Day, the first preceding Business Day) each
------------------------------------------------------------------------
Non-Employee Director of the Company attending such meeting (in person or
------------------------------------------------------------------------
by telephone) shall automatically be granted a stock option to purchase
-------------------------------------------------------------------------
five hundred (500) shares of Common Stock of the Company in the Plan;
-------------------------------------------------------------------------

          provided, however, that the maximum number of options that may be
-------------------------------------------------------------------------
granted in any one calendar year to any one Non-Employee Director pursuant
------------------------------------------------------------------------
to this Plan shall be options for four thousand (4,000) shares of Common
------------------------------------------------------------------------
Stock.  No options shall be granted for action taken by the Board of
-------------------------------------------------------------------------
Directors by unanimous written consent.  Notwithstanding the foregoing,
------------------------------------------------------------------------
no Non-Employee Director shall be entitled to receive any Options if the
-------------------------------------------------------------------------
granting of such options would exceed the maximum number of shares that
------------------------------------------------------------------------
may be delivered under the Plan pursuant to Article 6 hereof.
------------------------------------------------------------

[Underscored material constitutes the proposed amendment material, struck through (#) is the current language in the Plan.]

    (b) Terms of Options. Each Option granted under the Plan shall have the following terms and conditions:

        (i)Price. The exercise price per share of each Option shall equal the greater of the Fair Market Value of a share of Common Stock on the Grant Date or the par value per share of the Common Stock, if any, on the date of exercise of such option;

        (ii)Term.  The term of each Option shall be for a period of ten
(10) years from the Grant Date unless terminated earlier in accordance with the Plan;

       (iii)Time of Exercise. Unless an Option is terminated or the time of its exercisability is accelerated in accordance with the Plan, each Option shall be exercisable only to the extent of one-half of the number of shares of the Common Stock to which it relates on or after the second anniversary of its Grant Date and shall be exercisable to the extent of the remaining one-half of such shares only on or after the third anniversary of the Grant Date, so that the Options shall be exercisable in full only on or after the third anniversary of the Grant Date.

       (iv)Acceleration of Exercisability. Notwithstanding the schedule provided in subparagraph (iii) hereof, an Option shall become fully exercisable upon the occurrence of the Grantee's death or withdrawal from the Board of Directors by reason of such Non-Employee Director's
Disability or Retirement; and

        (v)Option Agreement. Each Option shall be evidenced by an Option Agreement substantially in the form attached to this Plan as Appendix A.

8. Exercise of Options
----------------------
     (a)Each Option granted shall be exercisable in whole or in part at any time, or from time to time, during the Option term as specified in the Plan, provided that the election to exercise an Option shall be made in accordance with applicable Federal laws and regulations. Each Option may be exercised by delivery of a written notice to the Company stating the number of shares to be exercised and accompanied by the payment of the Option exercise price therefor in accordance with this Article. The Grantee shall furnish the Company, prior to the delivery of any shares upon the exercise of an Option, with such other documents and representations as the Company may require, to assure compliance with applicable laws and regulations.

     (b)No Option may at any time be exercised with respect to a fractional share. In the event that shares are issued pursuant to the exercise of an Option, no fractional shares shall be issued and cash equal to the Fair Market Value of such fractional share on the date of the delivery of the exercise notice shall be given in lieu of such fractional shares.

     (c)No shares shall be delivered pursuant to the exercise of any Option, in whole or in part, until qualified for delivery under such securities laws and regulations as the Board of Directors may deem to be applicable thereto and until payment in full of the Option price is received by the Company in cash, by check or in shares of Common Stock as provided in Article 9 hereof. Neither the holder of an Option nor such holder's legal representative, legatee, or distributee shall be or be deemed to be a holder of any shares subject to such Option unless and until a certificate or certificates therefor is issued in his or her name or a person designated by him or her.

9. Stock as Form of Exercise Payment
------------------------------------
A Grantee who owns shares of Common Stock may elect to use the previously acquired shares, valued at the Fair Market Value on the last Business Day preceding the date of delivery of such shares, to pay all or part of the exercise price of an Option, provided, however, that such form of payment shall not be permitted unless at least one hundred shares of such previously acquired shares are required and delivered for such purpose and the shares delivered have been held by the Grantee for at least six months.

10.  Withholding Taxes for Awards
---------------------------------
Each Grantee exercising an Option as a condition to such exercise shall pay to the Company the amount, if any, required to be withheld from distributions resulting from such exercise under applicable Federal and State income tax laws ("Withholding Taxes"). Such Withholding Taxes shall be payable as of the date income from the award is includable in the Grantee's gross income for Federal income tax purposes (the "Tax Date"). The Grantee may satisfy this requirement by remitting to the Company in cash or by check the amount of such Withholding Taxes or a number of previously owned shares of Common Stock having an aggregate Fair Market Value as of the last Business Day preceding the Tax Date equal to the amount of such Withholding Taxes.

11. Transfer of Awards
----------------------
     (a) Options granted under the Plan may not be transferred or disposed of except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, and, during the Grantee's lifetime, may be exercised only by said Grantee or by said Grantee's guardian or legal representative.
(b)Any Common Stock acquired by exercise of an Option must be held until at least two (2) years have passed from the date of grant of such Option.

12. Death, Disability, Retirement and Termination of Director Status
--------------------------------------------------------------------
     (a)An Option which has not theretofore expired shall terminate at the time of the death of the Grantee or if the Grantee ceases to be a member of the Board, and no shares may thereafter be delivered pursuant to such Option, except that, subject to the condition that no Option may be exercised in whole or in part after the tenth anniversary of its Grant
Date:

        (i)Upon the termination of Board membership of any such Grantee due to Disability or Retirement, the Grantee may, within a period of three years after the date of such termination, purchase some or all of the shares covered by the Grantee's Options which were exercisable immediately prior to such termination; and

       (ii)Upon the termination of Board membership of any such Grantee due to any reason other than the Grantee's death, Disability or Retirement, the Grantee may, within three months after the date of such termination, purchase some or all of the shares covered by the Grantee's Options which were exercisable immediately prior to such termination, provided that, notwithstanding the foregoing, the Options of a Grantee shall automatically terminate as of the date his or her directorship is terminated, if terminated on account of any act of (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary; and

       (iii)Upon the death of any such Grantee while serving on the Board or of any such disabled or retired Grantee within the above-referenced period, the person or persons to whom the rights under the Option are transferred by will or the laws of descent and distribution may, within twelve months after the date of the Grantee's death, exercise some or all of the Grantee's Options which were exercisable on the date of death by the Grantee.

13. Change of Ownership
-----------------------
In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation, or (c) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the Company shall give to each Non-Employee Director, at the time of adoption of the plan for liquidation, dissolution, merger, consolidation or reorganization, either (i) a reasonable time thereafter within which to exercise the Option, prior to the effectiveness of such liquidation, dissolution, merger, consolidation or reorganization, at the end of which time the Option shall terminate, or (ii) the right to exercise the Option (or a substitute Option) as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, merger, consolidation or reorganization.

14. Adjustment Upon Changes in Capitalization
---------------------------------------------
     (a)Changes in Capitalization. If the number of shares of Common Stock of the Company as a whole are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to this Plan, and in the number, kind, and per share exercise price of shares of Common Stock subject to unexercised Options or portions thereof granted prior to any such change. Any such adjustment in an outstanding Option, however, shall be made without a change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share covered by the Option.

     (b)Acquisition. Upon a reorganization, merger or consolidation in which the Company is not the surviving corporation, or upon the sale of all or substantially all of the property of the Company to another corporation, provision shall be made in connection with such transaction for the assumption of the Plan and the Options theretofore granted by the successor corporation. Provision may, alternatively, be made for the substitution for such Options of new options of the successor corporation or a parent or subsidiary thereof. In any such case, appropriate adjustment as to the number and kind of shares and the per share exercise prices shall be made. No fractional shares of stock shall be issued under the Plan on account of any adjustment specified above.

     (c)Dissolution or Liquidation. Upon the dissolution or liquidation of the Company, this Plan and the Options issued thereunder shall terminate.

15. Legal Restrictions
----------------------
The Company will not be obligated to issue shares of Common Stock or make any payment if counsel to the Company determines that such issuance or payment would violate any law or regulation of any governmental authority or any agreement between the Company and any national securities exchange on which the Common Stock is listed. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company regarding such matters as the Company may deem desirable to assure compliance with all legal requirements. The Company shall in no event be obliged to take any action in order to cause the exercise of any award under the Plan.

16. No Rights as Shareholders
-----------------------------
No Grantee, and no beneficiary or other person claiming through a Grantee, shall have any interest in any shares of Common Stock allocated for the purposes of the Plan or subject to any award until such shares of Common Stock shall have been transferred to the Grantee or such person. Furthermore, the existence of awards under the Plan shall not affect: the right or power of the Company or its stockholders to make adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure; the dissolution or liquidation of the Company, or the sale or transfer of any part of its assets or business; or any other corporate act, whether of a similar character or otherwise.

17. Board Membership
--------------------
Nothing in the Plan or in any Option shall confer upon any Grantee any right to continue as a director of the Company or interfere in any way with the right of the Company's shareholders to remove a director at any time.

18. Choice of Law
-----------------
The validity, interpretation and administration of the Plan and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Connecticut.

19. Amendment and Discontinuance
--------------------------------
Subject to the limitation that the provisions of the Plan shall not be amended more than once every six months other than to comport with changes in the Code or regulations thereunder, the Board of Directors may alter, suspend, or discontinue the Plan, but may not, without the approval of a majority of the holders of the Common Stock, make any alteration or amendment thereof which operates (a) to increase the total number of shares which may be granted annually under the Plan, (b) to extend the term of the Plan or the Option periods provided in the Plan, (c) to decrease the Option price provided in the Plan, or otherwise materially increase the benefits accruing to Grantees through awards under the Plan, or (d) to modify the eligibility requirements for participation in the Plan.

20. Effective Date and Duration of Plan
---------------------------------------
The effective date of the Plan is February 2, 1996, (subject to approval by the shareholders of the Company on or before February 1, 1997), the date on which the Plan was adopted by the Board of Directors. Any amendment to this Plan will become effective upon approval by the Board of Directors, unless shareholder approval is deemed necessary in which case such amendment shall become effective upon approval by the shareholders. Unless previously terminated by the Board of Directors, this Plan shall terminate at the close of business on February 1, 2006 and no Option may be granted under it thereafter, but such termination shall not affect any Option theretofore granted.



Attest:




Secretary



Adopted by the Shareholders of the Company at their meeting of June 5, 1996.

Attest:




Secretary




------------------------------------------------------------------------

APPENDIX A (To Option Plan)



                          STOCK OPTION AGREEMENT
                                UNDER THE
                COMPUDYNE CORPORATION 1996 STOCK OPTION PLAN
                         FOR NON-EMPLOYEE DIRECTORS



Pursuant to Article 7 of the CompuDyne Corporation 1996 Stock Option Plan for Non-Employee Directors (the "Plan"), CompuDyne Corporation (the "Company"), this ---- day of ------------, 199- (the "Grant Date"), hereby grants to ----------------("Director") a non-qualified stock option to purchase an aggregate of -------- shares of the Common Stock of the Company at $----- per share, on the terms and conditions hereinafter set forth and set forth in the Plan. This option will expire at the Company's close of business on -------, 19--, unless sooner terminated in accordance with the terms of the Plan.

1. The Company hereby grants to Director a non-qualified stock option (the "Option") to purchase on or before the expiration date indicated above, at the purchase price stated above, the number of shares of the Company's Common Stock set forth above. No option granted under the Plan shall be exercised or will vest unless and until the Plan is approved by the Company's shareholders.

2. The term of this Option shall commence on the date of this Agreement and shall terminate, unless sooner terminated by the terms of the Plan, at the close of business on the day preceding the tenth anniversary of the date of this Agreement as set forth above, if the Company is open for business on such day, or the close of the Company's business on the next preceding day that the Company is open for business. Unless the Option is terminated or the time of its exercisability is accelerated in accordance with the Plan, the Option shall be exercisable only to the extent of one-half of the number of shares of the Common Stock to which it relates on or after the second anniversary of its Grant Date set forth above and shall be exercisable to the extent of the remaining one-half of such shares only on or after the third anniversary of the Grant Date, so that the Option shall be exercisable in full only on or after the third anniversary of the Grant Date.

This Option shall become immediately exercisable under the circumstances described in Section 7(b)(iv) of the Plan.

3. This Option may be exercised, in whole or in part, by written notification delivered in person or by mail to the Secretary of the Company at its offices at 120 Union Street, Willimantic, Connecticut.
Such notification shall specify the number of shares with respect to which the Option is being exercised and shall be accompanied by payment for such shares. The Secretary of the Company will provide Director with a form of exercise notice upon request. The Option may not be exercised with respect to a fractional share. Payment is to be made by check payable to the order of the Company or by one of the alternative methods of payment described in the Plan. No shares shall be sold or delivered hereunder until full payment for such shares has been made and all checks delivered in payment therefor have been collected. Director shall not have any rights of a shareholder with respect to any Common Stock received upon exercise of the Option until certificates for such Common Stock have been actually issued to Director in accordance with the terms hereof.

4. The Company shall not be required to issue or deliver any certificate or certificates for shares of its Common Stock purchased upon the exercise of any part of this Option prior to (i) the admission of such shares to listing on any stock exchange on which the stock may then be listed,
(ii) the completion of any registration or other qualification of such shares under any applicable law, rule or regulation, (iii) the obtaining of any consent or approval or other clearance from any governmental agency which the Company determines to be necessary or advisable, and (iv) the payment to the Company, upon its demand, of any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of this Option or the transfer of such shares thereupon. The Option shall be exercised and shares of the Company's Common Stock issued only upon compliance with the Securities Act of 1933, as amended (the "Act"), and any other applicable securities laws, and Director agrees to comply with any requirements imposed by the Committee. Because Director is an "affiliate" of the Company (as that term is defined in Rule 144 promulgated under the Act, and which generally includes directors), by accepting this Agreement, you agree that you will dispose of the stock acquired upon exercise of the Option only in compliance with Rule 144 or in such other manner as will not violate the Act and the rules and regulations promulgated thereunder, and any other applicable securities law.

5. This Option is not transferrable by Director otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, and is exercisable, during Director's life, only by Director or by Director's guardian or legal representative. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof shall be null and void. This Option does not confer upon Director any right with respect to continuation of Director's service as a director of the Company or any of its subsidiaries, and will not interfere in any way with the right of the Company's shareholders or the shareholders of any of its Subsidiaries to terminate Director's service as a director.

6. Upon the termination of Director's service as a member of the Board of Directors, the Director may exercise this Option, provided that it has vested, to the full extent of the number of the shares of Common Stock remaining under such Option, regardless of whether such Option was previously exercisable, in accordance with the conditions of Article 12 of the Plan.

7. This Option shall be irrevocable during the Option period and its validity and construction shall be governed by the laws of the State of Connecticut. The terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which shall be controlling. You agree to execute such other agreements, documents or assignments as may be necessary or desirable to effect the purposes of this Agreement.

8. The grant of this Option shall be binding and effective only if this Agreement is executed by or on behalf of the Company and by you and a signed copy is returned to the Company.

9. All capitalized terms used in this Agreement which are not defined herein shall have the meaning given to them in the Plan unless the context clearly requires otherwise.



                                        COMPUDYNE CORPORATION


                                        By
                                          ---------------------
                                          Its



------------------------------------------------------------------

I hereby acknowledge receipt of the Stock Option (the "Option") granted on the date shown above, which has been issued to me under the terms and conditions of CompuDyne Corporation 1996 Stock Option Plan for
Non-Employee Directors. I agree to conform to all of the terms and conditions of the Option and the Plan.


Date:                        Your Signature:
     -----------------                      ---------------------

-------------------------------------------------------------------------







                                                          APPENDIX B

                                    REVOCABLE PROXY
                                 COMPUDYNE CORPORATION
                                 ---------------------

        This Proxy Is Solicited on Behalf of the Board of Directors.

PLEASE MARK VOTES
AS IN THIS EXAMPLE  [X]

The undersigned holder of Common Stock of COMPUDYNE CORPORATION hereby appoints David W. Clark, Jr. and Millard H. Pryor, Jr., and each of them, proxies to represent the undersigned with full power of substitution, as attorneys and proxies for the undersigned to appear and vote all of the shares of Common Stock of CompuDyne Corporation (the "Company") standing on the books of the Company in the name of the undersigned at the 1998 Annual Meeting of Shareholders of CompuDyne Corporation, to be held at CompuDyne's Corporate Office, 120 Union Street, Willimantic, Connecticut 06226 on May 20, 1998 at 11:00 a.m. (E.D.T.) and at any adjournment of said Annual Meeting. A majority of such said attorneys and proxies as shall be present and voting (or if only one shall be present and voting, then that one) in person or by substitute or substitutes at said meeting or any adjournment thereof, shall have and may exercise all of the powers of such said attorneys and proxies hereunder. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement dated April 17, 1998 and instructs its attorneys and proxies to vote as set forth on this Proxy.


1.  ELECTION OF DIRECTORS

Nominees for three-year term:          Martin A. Roenigk
                                       Alan Markowitz

                                                For All
                                      For  Hold Except

                                      [  ] [  ]  [  ]

(INSTRUCTIONS: To withhold authority to vote for any individual nominee mark the box "For All Except" and write that nominee's name in the space provided below.)

                  -------------------------------------------



2. Proposal to amend the CompuDyne        For   Against  Abstain
   Corporation 1996 Stock Option Plan
   for Non-Employee Directors             [  ]    [  ]    [  ]


3. Proposal to ratify the appointment     For   Against   Abstain
   of Deloitte & Touche LLP as indepen-
   dent auditors of the Company for the   [  ]    [  ]    [  ]
   fiscal year ending December 31, 1998


4. In their discretion, the proxies are
   authorized to vote upon such other
   business as may properly come before
   the Meeting and any adjournment thereof.

The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting or any adjournment thereof and voting in person.

The shares represented by this Proxy will be voted as specified. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED IN FAVOR OF THE SPECIFIED NOMINEES IN PROPOSAL NO. 1, IN FAVOR OF PROPOSALS NO.2 AND 3, AND IN THE DISCRETION OF THE PROXIES, AS TO OTHER MATTERS. HOWEVER, THIS PROXY CARD MUST BE PROPERLY COMPLETED, SIGNED, DATED AND RETURNED TO THE COMPANY IN ORDER TO HAVE YOUR SHARES VOTED. IF YOU DO NOT RETURN THIS CARD, YOUR SHARES WILL NOT BE REPRESENTED.


Please be sure to sign and date                  Date
this Proxy in the box below                          ---------


----------------------    ----------------------------
Stockholder sign above    Co-Holder (if any) sign above


Detach above card, sign, date and mail in postage paid envelope provided.


                             COMPUDYNE CORPORATION
-------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on this Proxy.  Only one
signature is required in the case of a joint account.   When signing as
attorney, executor, administrator, trustee, guardian, custodian, or the like, give title as such. If the signer is a corporation, sign in the corporate name by a duly authorized officer.

                              PLEASE ACT PROMPTLY
                   SIGN, DATE AND MAIL YOUR PROXY CARD TODAY
-------------------------------------------------------------------------